Exhibit 10.28N

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTEENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Thirteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of January 1, 2022 (CSG document no. 44754), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. Upon execution by the Parties, the Effective Date of this Amendment is date last signed below (the “Amendment Effective Date”).

WHEREAS, CSG and Customer acknowledge and agree CSG provides and Customer consumes Alternate Communication Delivery of CSG’s Communication Builder Letters pursuant to the terms and conditions of the Agreement; and

WHEREAS, CSG and Customer agree to amend the fees to Alternate Communication Delivery Services;

WHEREAS, CSG and Customer acknowledge and agree CSG provides and Customer consumes DNA Key Performance Indicators (“KPI”) Streaming Services and Dashboard Enhancement pursuant to the terms and conditions of the Agreement; and

WHEREAS, CSG and Customer agree to terminate the KPI Dashboard Enhancement and amend fees accordingly.

WHEREAS, CSG and Customer executed an amendment to the Agreement (CSG document no. 56341) (“Amendment 12”) on September 4, 2025, and desire to correct numbering discrepancies within Amendment 12.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (as defined above), each effective as of the dates specified below.

Exhibit 10.28N

1.
Effective [***** ** ****], sub-line item “e”, “Alternate Communication Delivery Fees (per [*****])” to line item 4, “Letters Processing & Alternate Communication Delivery (Note 17)”, to subsection A, “Direct Solutions (Print and Mail; Alternate Communication Delivery)” to Section III, Payment Procurement to Schedule F, “Fees,” shall be deleted in its entirety and replaced, as follows:

	Frequency	Fee
e. Alternate Communication Delivery Fees		[*****]
(1) Fee for [******], per [*****], with [**] attachments	[*******]	$[******]
(2) Fee for [******], per [*****], with [*** (*)] attachment (Note 49)	[*******]	$[******]
(3) Fee for [******], per [*****], with [*** (*)] or more attachments (Note 50)	[*******]	$[******]

Note 49: Fee for each [*****] with [*** (*)] attachment.

Note 50: Uptick fee of the fee specified in item “2” of the fee table above, per [*****], with [*** (*)] or more attachments. For clarification, an [*****] with [**** (*)] attachments will incur fees from item “(2)” in the fee table above plus [**** (*)] times the amount specified in item “(3)” in the fee table above.

2. Effective [******** ** ****], line item “2.”, “DNA Key Performance Indicators (KPIs) Streaming Service Support and Maintenance Fees” of subsection P, “DNA Key Performance Indicators (KPIs) Streaming Service,” of Section X, “Custom Implementation Services,” to Schedule F, “Fees,” shall be deleted in its entirety and replaced, as follows:

2. DNA Key Performance Indicators (KPIs) Streaming Service Support and Maintenance Fees (Note 2) (Note 3) (Note 4)	[*******]	$[********]

3. Section 12.19, “[******** *** ** ***],” subsection 12.19.3 of the Agreement is hereby amended to replace all internal references to “this Section 13” with “this Section 12.19.3”. This change, to correct numbering discrepancies within Amendment 12, shall be deemed effective as of [********* ** ****].

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ John D Osmanski	By:	/s/ Michael Woods
Name:	John D Osmanski	Name:	Michael Woods
Title:	Vice President Finance	Title:	Executive Vice President
Date:	March 6, 2026	Date:	March 6, 2026